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                                   EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-52524, 33-52526, 33-52528, 33-92208, 33-92184 and 333-65181 of Starbucks
Corporation on Form S-8 and Registration Statement No. 333-58725 on Form S-3 of our report dated November 20, 1998, incorporated by reference in the Annual Report on Form 10-K of Starbucks Corporation for the year ended September 27, 1998.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Seattle, Washington

December 28, 1998




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